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                                               SEC File Nos. 033-36962/811-06175

                               ECLIPSE FUNDS INC.

                           ECLIPSE ASSET MANAGER FUND

                    Supplement dated December 30, 2002 to the
               Prospectus and Statement of Additional Information

                 dated March 1, 2002 as revised on July 1, 2002

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information ("SAI") of Eclipse Funds Inc. regarding Eclipse Asset Manager Fund (the "Fund"). You may obtain copies of the Prospectus and/or the SAI, free of charge, by writing to NYLIFE Distributors Inc., attn: Eclipse Marketing Dept., NYLIM Center, 169 Lackawanna Ave., Parsippany, New Jersey 07054.

Effective immediately, the Fund will invest (i) 15% to 80% of net assets in common stocks and related derivatives selected with a view to providing enhanced total return relative to the S&P 500(R) Index and (ii) 0% to 10% of net assets in common stocks selected with a view to providing enhanced total return relative to the S&P MIDCAP 400(R) Index. In addition, the Fund will no longer allocate a specified percentage of assets in common stocks selected to parallel the performance of the MIB30 Index and IBEX30 Index.

To reflect these changes to the Fund's investment strategies, the following changes are made to the Prospectus and SAI:

1. The following replaces, in its entirety, the first bulleted point on page 64 of the Prospectus under "Principal Investment Strategies" for the Fund:

      -     30% to 80% of net assets in common stocks as follows:

            i. 15% to 80% of net assets in common stocks and related derivatives selected with a view to providing enhanced total return relative to the S&P 500(R) INDEX;

            ii. 0% to 10% of net assets in common stocks selected with a view to providing enhanced total return relative to the S&P MIDCAP 400(R) INDEX;

            iii. 0% to 5% of net assets in common stocks selected to parallel the performance of the S&P SMALLCAP 600(R) INDEX; and

            iv. 0% to 5% of net assets in equity securities selected to parallel the performance of the Morgan Stanley REIT INDEX.
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2. The following replaces, in its entirety, the first sentence of the second paragraph on page 64 of the Prospectus under "Principal Investment Strategies" for the Fund:

      In connection with the allocations selected to parallel the performance of the S&P SMALLCAP 600(R) Index and the REIT Index, the Fund invests in securities comprising such indices in approximately the same weightings used by such indices, and where appropriate, in related derivatives. In connection with the allocations selected to provide enhanced total returns relative to the S&P 500 Index and the S&P MIDCAP 400 Index, the Manager will use a quantitative factor based model that underweights and overweights certain stocks included within the index.

3. The following replaces, in its entirety, the first sentence of the third paragraph on page 64 of the Prospectus under "Principal Investment Strategies" for the Fund:

      In pursuing the Fund's investment objective, the Fund may also invest up to 20% of total assets in foreign securities of developed or emerging markets, or futures with respect to such securities.

4. The sidebar descriptions of the MIB30 Index and the IBEX35 Index on page 65 of the Prospectus are deleted in their entirety.

5. The following sentence is inserted at the end of the first paragraph on page 65 of the Prospectus under "Principal Risks" of the Fund:

      There is no assurance that the investment performance of the Fund or any asset class component of the Fund will equal or exceed that of the S&P 500(R) Index, S&P MIDCAP 400(R) Index, S&P SMALLCAP 600(R) Index, the Morgan Stanley REIT Index or the BIG Index.

6. The following replaces, in its entirety, the first sentence of the third paragraph on page 65 of the Prospectus under "Principal Risks" of the Fund:

      Overall, the Fund's performance depends on the Manager's ability to consistently and correctly determine the relative attractiveness of the asset classes and, to a lesser extent, the Manager's ability to select individual securities or futures within each asset class.

7. The following replaces, in its entirety, the first paragraph on page 9 of the SAI under "Eclipse Asset Manager Fund" for the Fund:

      The Eclipse Asset Manager Fund may also invest up to 20% of its Total Assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with
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      respect to those securities; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

8. The following replaces, in its entirety, the second paragraph on page 9 of the SAI under "Eclipse Asset Manager Fund" for the Fund:

      The Fund may also invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.